UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SEACOR Marine Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEACOR Marine Holdings Inc.

7910 Main Street

2nd Floor
Houma, Louisiana 70360

Notice of 2018 Annual Meeting
And
Proxy Statement

SEACOR Marine Holdings Inc.

7910 Main Street

2nd Floor
Houma, Louisiana 70360

April 27, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of SEACOR Marine Holdings Inc. (the “Company”), which will be held at 450 Park Ave., 26th Floor, New York, NY 10022, on Tuesday, June 12, 2018, at 10:00 a.m. (EDT). All holders of record of the Company’s outstanding common stock at the close of business on April 23, 2018, will be entitled to vote at the Annual Meeting.

Directors, officers and other representatives of the Company will be present at the Annual Meeting and they will be pleased to answer any questions you may have.

Whether or not you expect to attend the Annual Meeting and regardless of the number of shares of the Company’s common stock you own, you are encouraged to read the enclosed Proxy Statement and the Company’s Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Annual Report”) carefully, and to complete, sign, date and return the enclosed proxy card in the postage-paid, pre-addressed envelope provided for such purpose so that your shares will be represented at the Annual Meeting. The prompt return of proxy cards will ensure the presence of a quorum.

We hope that you will be able to attend the Annual Meeting and look forward to seeing you there.

For the Board of Directors,

Charles Fabrikant
Non-Executive Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2018

This proxy statement and the 2017 Annual Report are available at https://ir.seacormarine.com/proxy-information

SEACOR Marine Holdings Inc.

7910 Main Street

2nd Floor
Houma, Louisiana 70360

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS To be Held on Tuesday, June 12, 2018, at 10:00 a.m. (EDT)

April 27, 2018

To Our Stockholders:

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of SEACOR Marine Holdings Inc. (the “Company”) will be held on Tuesday, June 12, 2018, at 10:00 a.m. (EDT), at 450 Park Ave., 26th Floor, New York, NY 10022, for the following purposes:

1.	To elect seven (7) directors to serve until the 2019 Annual Meeting of Stockholders;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only holders of record of the Company’s common stock at the close of business on April 23, 2018, will be entitled to notice of and to vote at the Annual Meeting. See the “Solicitation of Proxies, Voting and Revocation” section of the accompanying Proxy Statement for the place where the list of stockholders may be examined.

Your vote is very important! Please vote by telephone, Internet or by completing, signing, dating and returning the enclosed proxy card, whether or not you expect to attend the Annual Meeting, so that your shares of the Company’s common stock may be represented at the Annual Meeting if you are unable to attend and vote in person. See “Voting and Quorum” in the accompanying Proxy Statement for additional instructions on voting. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

For the Board of Directors,

Andrew H. Everett II
Senior Vice President General Counsel and Secretary

SEACOR Marine Holdings Inc.

7910 Main Street

2nd Floor
Houma, Louisiana 70360

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2018

Solicitation of Proxies, Voting and Revocation

This Proxy Statement and the enclosed proxy card are being furnished to holders of record of common stock, $.01 par value per share (“Common Stock”), of SEACOR Marine Holdings Inc., a Delaware corporation (the “Company” or “SEACOR Marine”), on the Record Date (as defined below), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2018 Annual Meeting of Stockholders to be held on Tuesday, June 12, 2018, and at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about May 11, 2018.

Voting and Quorum

The Board has fixed the close of business on April 23, 2018, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder of record will be entitled to one vote for each share of Common Stock held as of the Record Date on all matters properly to come before the Annual Meeting, and may vote in person or by proxy. The holders of Common Stock vote together as a single class on all matters brought before the Annual Meeting. Attendance at the Annual Meeting, in person or represented by proxy, by the holders of record of a majority in voting power of all shares of Common Stock issued, outstanding and entitled to vote constitutes a quorum for the Annual Meeting. If a quorum is not present, a majority in voting power of shares that are present or represented may postpone the meeting. Abstentions and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum for the Annual Meeting. A “broker non-vote” occurs when a bank, broker or other holder of record (“broker”) holding shares in “street name” for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

As of the Record Date, there were 17,786,569 shares of Common Stock issued and outstanding. Only holders of Common Stock as of the Record Date will be entitled to vote at the Annual Meeting. Holders of shares of Common Stock issued in connection with the PIPE Issuance and the Exchange as noted below under “Equity Issuance and Amendment of Carlyle Note” are not entitled to vote shares acquired in those transaction at this Annual Meeting but will be entitled to vote at future meetings of the stockholders if they are holders as of the applicable record date.

1	2018 Proxy Statement

A list of the Company’s stockholders as of the Record Date will be available for examination by any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for the ten-day period prior to the date of the Annual Meeting, at the offices of the Company, 7910 Main Street, Houma, Louisiana 70360.

Stockholders are requested to vote in one of the following ways:

●

by telephone by calling the toll-free number 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and following the instructions (have your proxy card in hand when you call);

●	by Internet by accessing www.voteproxy.com and following the on-screen instructions or scanning the QR code with your smartphone (have your proxy card in hand when you access the website);

●	by completing, dating, signing and promptly returning the accompanying proxy card, in the enclosed postage-paid, pre-addressed envelope provided for such purpose; or

●	in person at the Meeting (please see below under “Attending the Meeting in Person”).

Shares of Common Stock represented by properly executed proxy cards or voted by telephone or Internet that are received by the Company and not subsequently revoked will be voted at the Annual Meeting in accordance with the instructions contained therein or if no instructions are contained on the proxy, as described below under “Proxy Cards.”

Election of the director nominees to the Board requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, which means that the seven nominees receiving the most “for” votes will be elected. Because there are only seven director nominee named in this Proxy Statement, votes withheld from any nominee will have no effect on the outcome of the election of directors. Votes may not be cast “against” the election of a nominee. Abstentions and “broker non-votes,” described above, are not counted for purposes of the election of directors and will not affect the outcome of such election. Our stockholders do not have cumulative voting rights for the election of directors.

For matters other than the election of directors, stockholders may vote “for” the proposal, “against” the proposal, or “abstain” from voting. The affirmative vote of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of those matters. Because abstentions are treated as shares of Common Stock present or represented and voting, abstaining has the same effect as a vote “against.” “Broker non-votes” are counted as present on routine matters, such as ratification of independent registered public accounting firms. “Broker non-votes” are not counted (or deemed to be present) on other, non-routine matters and therefore will have no effect on other, non-routine matters.

Shares Held in Street Name

If you hold your shares in “street name,” you must follow the instructions you receive from your broker in order to vote at the Annual Meeting. If you hold your shares in “street name” and want to vote in person, you must obtain a legal proxy from your broker and bring it to the Annual Meeting.

On routine matters, brokers have the discretion to vote shares held in “street name” – a term that means the shares are held in the name of the broker on behalf of its customer, the beneficial owner. If your shares are held in “street name” by a broker and you wish to vote on the proposal to elect the directors, or to act upon any other non-routine business that may properly come before the Annual Meeting, you should provide instructions to your broker. Under the rules of the New York Stock Exchange (the “NYSE”), if you do not provide your broker with instructions, your broker generally will have the authority to vote on the ratification of the appointment of Grant Thornton LLP, as the Company’s independent registered public accounting firm. All other matters at the Annual Meeting are expected to be non-routine and therefore brokers will not be entitled to vote on a beneficial owner’s behalf without voting instructions or discretionary authority on such matters.

2	2018 Proxy Statement

Proxy Cards

If you sign and return your proxy card but do not specify how your shares of Common Stock are to be voted, they will be voted FOR election as a director of each of the nominees named under “Proposal No. 1 - Election of Directors” in this Proxy Statement and listed under Item 1 of the enclosed proxy card; and FOR “Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm” in this Proxy Statement and listed under Item 2 of the enclosed proxy card. If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for the stockholder.

As a matter of policy, proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential by the Company. Such documents are made available only to the inspector of election and personnel associated with processing proxies and tabulating votes at the Annual Meeting. The votes of individual stockholders will not be disclosed except as may be required by applicable law.

Attending the Meeting in Person

Only record or beneficial owners of Common Stock as of the Record Date may attend the Annual Meeting in person. If you are a shareholder of record, you may be asked to present proof of identification, such as a driver’s license or passport. Beneficial owners must also present evidence of stock ownership as of the Record Date, such as a recent brokerage account or bank statement.

Revocation of Proxies

A stockholder who so desires may revoke his, her, or its proxy at any time before it is exercised at the Annual Meeting by: (i) providing written notice to the Secretary of the Company; (ii) duly executing a proxy card bearing a date subsequent to that of a previously furnished proxy card; or (iii) by entering new instructions by Internet or telephone or (iv) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute a revocation of a previously furnished proxy and stockholders who attend the Annual Meeting in person need not revoke their proxy (if previously furnished) to vote in person. The Company encourages stockholders that plan to attend the Annual Meeting to vote by phone or Internet or to submit a valid proxy card and vote their shares prior to the Annual Meeting. Even after you have voted electronically through the Internet or by telephone or submitted your proxy card, you may change your vote at any time before the proxy is exercised at the Annual Meeting by following the instructions noted above. If you hold your shares in “street name” and want to revoke your proxy, you will need to provide instructions to your broker.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 12, 2018

This Proxy Statement and the enclosed proxy card, the Notice of Annual Meeting of Stockholders, and the Company’s 2017 Annual Report are available on the Internet at https://ir.seacormarine.com/proxy-information.

Solicitation Expenses

The Company will bear the costs of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from stockholders by telephone, electronic or facsimile transmission, personal interview or other means.

The Company has requested brokers, bankers and other nominees who hold voting stock of the Company to forward proxy solicitation materials to their customers and such nominees will be reimbursed for their reasonable out-of-pocket expenses.

We have retained D.F. King & Co., Inc. to aid in the solicitation of proxies. The fees of D.F. King & Co., Inc. are $8,500 plus reimbursement of its reasonable out-of-pocket costs. If you have questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact our proxy solicitation agent as follows:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005

Banks and Brokerage Firms, please call (212) 269-5550.
Stockholders, please call (866) 796-7182.

3	2018 Proxy Statement

Corporate Governance

Spin-off of SEACOR Marine

SEACOR Marine was previously a subsidiary of SEACOR Holdings Inc. (along with its other remaining consolidated subsidiaries, collectively referred to as “SEACOR Holdings”). On June 1, 2017, SEACOR Holdings completed the spin-off of SEACOR Marine by way of a pro rata dividend of SEACOR Marine’s Common Stock, all of which was then held by SEACOR Holdings, to SEACOR Holdings’ shareholders of record as of May 22, 2017 (the “Spin-off”). SEACOR Marine entered into certain agreements with SEACOR Holdings to govern SEACOR Marine’s relationship with SEACOR Holdings following the Spin-off, including a Distribution Agreement, two Transition Services Agreements, an Employee Matters Agreement and a Tax Matters Agreement (see “Related Party Transactions”). Following the Spin-off, SEACOR Marine began to operate as an independent, publicly traded company.

Equity Issuance and Amendment of Carlyle Note

On April 26, 2018, the Company issued an aggregate of 2,168,586 shares of Common Stock and warrants to purchase 674,164 shares of common stock at an exercise price of $0.01 per share in a private placement exempt from registration under the Securities Act (the “PIPE Issuance”). The Company received $20.00 per share and warrant in the PIPE Issuance or a total of $56,855,000 in gross proceeds and it will use the net proceeds for general corporate purposes.  In connection with the PIPE Issuance, the Company agreed to enter into the following transactions with affiliates of The Carlyle Group (collectively, “Carlyle”) that own all of the Company’s outstanding 3.75% convertible senior notes due December 2022 (the “Convertible Notes”):

●

The Company and Carlyle will exchange $50 million in principal amount of the Convertible Notes for Common Stock (or warrants to purchase an equivalent number of shares of Common Stock at an exercise price of $0.01 per share) at an exchange rate of 37.73 per $1,000 principal amount of the Convertible Notes (equivalent to an exchange price of $26.50) for a total of approximately 1.9 million shares of Common Stock (the “Exchange”); and

●

The Company and Carlyle will amend the $125 million in principal amount of Convertible Notes that will remain outstanding after the Exchange to (i) increase the interest rate from 3.75% per annum to 4.25% per annum and (ii) extend the maturity of the Convertible Notes by 12 months to December 1, 2023.

In addition, Carlyle purchased 750,000 of the 2,168,586 total shares of Common Stock issued and sold in the PIPE Issuance.

Holders of shares of Common Stock issued in connection with the PIPE Issuance and the Exchange are not entitled to vote such shares at this Annual Meeting because they were issued after the Record Date.

Board of Director Changes

On April 17, 2018, prior to the execution of the transactions noted above under “Equity Issuance and Amendment of Carlyle Note” Mr. Ferris Hussein resigned as a member of the Board.  Mr. Hussein’s resignation was not as a result of any disagreement with the Company or the other members of the Board. Mr. Hussein has been designated by Carlyle to observe meetings of the Board pursuant to Carlyle’s observer rights under the Convertible Note and related Investment Agreement (as defined below).

On April 27, 2018, Robert D. Abendschein and Julie Persily were appointed as members of the Board.

4	2018 Proxy Statement

Board Leadership Structure

The Board believes that there is no single organizational model that would be most effective in all circumstances and that it is in the best interests of the Company and its stockholders for the Board to retain the authority to modify its leadership structure to best address the Company’s circumstances from time to time. The Board believes that the most effective leadership structure for the Company at the present time is to separate the positions of Chairman and Chief Executive Officer. Separating these positions allows the Chief Executive Officer to focus on the full-time job of running the Company’s business, while allowing the Non-Executive Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board believes this structure recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Company’s Non-Executive Chairman, particularly as the Board’s oversight responsibilities continue to grow and demand more time and attention. The Board also believes that separating the Chairman and CEO positions provides enhanced independent leadership and oversight for the Company and the Board.

In addition to the role that the Non-Executive Chairman has with regard to the Board, the chair of each of the three independent key committees of the Board (Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee) and each individual director is responsible for helping to ensure that meeting agendas are appropriate and that sufficient time and information are available to address issues that the directors believe are significant and warrant their attention. Each director has the opportunity and ability to request agenda items, information and additional meetings of the Board or of the independent directors.

The Board has adopted significant processes designed to support the Board’s capacity for objective judgment, including executive sessions of the independent directors at Board meetings, independent evaluation of, and communication with, members of senior management, and rigorous self-evaluation of the Board, its committees, and its leadership. These and other critical governance processes are reflected in the Corporate Governance Guidelines and the various Committee Charters that are available on the Company’s website at www.seacormarine.com. The Board has also provided mechanisms for stockholders to communicate in writing with the Non-Executive Chairman of the Board, with the non-management and/or independent directors, and with the full Board on matters of significance. These processes are outlined below under “Communications with the Board or Independent Directors”.

Board of Directors and Director Independence

The business and affairs of the Company are managed under the direction of the Board. The Company’s second amended and restated by-laws (the “By-Laws”) provide that the Board will consist of not less than five and not more than twelve directors. Currently, the Board has seven directors, all of whom are nominated to be re-elected at the Meeting. During 2017, the Board held six meetings. The Board also took action pursuant to unanimous written consent on three other occasions. Each of the persons who served as a director during 2017 attended at least 75% of the combined total meetings of the full Board and the committees on which he or she served in 2017.

5	2018 Proxy Statement

Our Board consults with legal counsel to ensure that the Board’s independence determinations are consistent with all relevant securities and other laws and regulations regarding director independence. To assist in the Board’s independence determinations, each director completed materials designed to identify any relationships that could affect the director’s independence. In addition, through discussions among our directors, a subjective analysis of independence is undertaken by the Nominating and Corporate Governance Committee. Prior to Mr. Abendschein’s and Ms. Persily’s appointments to the Board and Mr. Hussein’s resignation, we relied on the NYSE’s transition rules for newly-public companies that allow such companies to maintain a board that is not comprised of a majority of independent directors.   In connection with Mr. Abendschein’s and Ms. Persily’s appointments to the Board, the Board determined that Mr. Abendschein and Ms. Persily were independent and as such our Board is currently comprised of a majority of independent directors.  In addition to Mr. Abendschein and Ms. Persily, the Board has made the affirmative determination that each of Messrs. Andrew R. Morse and R. Christopher Regan are independent as such term is defined by the applicable rules and regulations of the NYSE. Additionally, each of these directors meets the categorical standards for independence established by the Board (the “SEACOR Marine Categorical Standards”). The Board had also determined that, while he was a member of the Board, Mr. Hussein was independent under both these standards. A copy of the SEACOR Marine Categorical Standards is available on the Company’s website at www.seacormarine.com by clicking “Investors,” then “Corporate Governance” and then “Governance Documents” (entitled Director Independence Standards). The Company’s website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement.

The schedule of Board meetings is made available to directors in advance along with the agenda for each meeting so that they may review and request changes. Directors also have unrestricted access to management at all times and regularly communicate informally with management on an assortment of topics.

Pursuant to the note purchase agreement and the investment agreement (the “Investment Agreement”), which the Company entered into with investment funds managed and controlled by Carlyle in connection with the issuance of the Convertible Notes, the Company must use reasonable best efforts, subject to its directors’ fiduciary duties, to cause a person designated by Carlyle to be appointed as a director on the Board, if Carlyle, solely as a result of the conversion of the Convertible Notes for shares of our common stock, collectively owns or continues to own, 10% or more of our outstanding common shares. During 2017, Ferris Hussein served on the Board as the director designated by Carlyle until April 17, 2018 when he resigned. Since Mr. Hussein’s resignation from the Board, Carlyle has determined not to exercise its right to designate a director. Mr. Hussein has been designated by Carlyle to observe meetings of the Board pursuant to Carlyle’s observer rights under the Convertible Notes. This observation right will terminate at the time Carlyle owns less than $50.0 million in aggregate principal amount of the Convertible Notes or a combination of the Convertible Notes and our common stock representing less than 5% of our Common Stock outstanding on a fully diluted basis, assuming the conversion of all of the Convertible Notes held by Carlyle. Carlyle has exercised this right with respect to most board meetings during 2017 and we expect they will continue to do so as long as they maintain that right under the Investment Agreement.

Executive Sessions

Directors meet at regularly scheduled executive sessions without any members of management present to discuss issues relating to management performance and any other issue that may involve a potential conflict of interest with management. Executive sessions are presided over by the Company’s Non-Executive Chairman, Charles Fabrikant, who is responsible for:

•	chairing executive sessions of Board meetings, which include meetings to evaluate and review the performance of the Chief Executive Officer;

•

conferring with the Chief Executive Officer and serving as a liaison between the independent directors (who also have direct and complete access to the Chief Executive Officer) and the Chief Executive Officer, including providing the Chief Executive Officer with feedback from executive sessions of the independent directors;

•	advising members of management and members of the Board, where necessary, with respect to its strategic review of operations and significant transactions;

•	acting on behalf of the Company to communicate corporate governance matters to the Company’s stockholders; and

•	together with the Nominating and Corporate Governance Committee, presiding over the Board’s self-evaluation.

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Committees of the Board of Directors

The Board has established the following committees, each of which operates under a written charter that has been posted on the Company’s website at www.seacormarine.com. The website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement.

Audit Committee

During 2017, as permitted by the NYSE’s transitions rules for newly-public companies, our Audit Committee consisted of two members: Messrs. Morse and Regan.  Upon her appointment to the Board on April 27, 2018, Ms. Persily was also appointed to the Audit Committee.   The Audit Committee met three times during 2017.  Mr. Morse is the Audit Committee Chairman. The Board has determined that Mr. Morse is an “audit committee financial expert” for purposes of the rules of the Securities and Exchange Commission (“SEC”) and that each other member of the committee is financially literate as required under the NYSE standards. In reaching this determination, the Board considered, among other things, Mr. Morse’s over 25 years of experience as an investment banker, in addition to other experience that is described below. In addition, the Board determined that each member of the Audit Committee is independent, as defined by the rules of the NYSE, Section 10A(m)(3) of the Securities Exchange Act of 1934 and in accordance with the SEACOR Marine Categorical Standards. The Audit Committee is expected to meet at least quarterly.

Committee Function. The Audit Committee assists the Board in fulfilling its responsibility to oversee, among other things:

•

the conduct and integrity of management’s execution of the Company’s financial reporting process, including the reporting of any material events, transactions, changes in accounting estimates or changes in important accounting principles and any significant issues as to adequacy of internal controls;

•

the selection, performance, qualifications and compensation of the Company’s independent registered public accounting firm (including its independence), their conduct of their annual audit and their engagement for any other services;

•	the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof;

•	the Company’s systems of internal accounting and financial and disclosure controls, and the annual independent audit of the Company’s financial statements;

•

risk management and controls, which includes assisting management with identifying and monitoring risks, developing effective strategies to mitigate risk, and incorporating procedures into its strategic decision-making (and reporting developments related thereto to the Board);

•	the processes for handling complaints relating to accounting, internal accounting controls and auditing matters;

•	the Company’s legal and regulatory compliance;

•	the Company’s code of ethics as established by management and the Board; and

•	the preparation of the audit committee report required by the SEC rules to be included in the Company’s annual proxy statement.

7	2018 Proxy Statement

The Audit Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and the independent registered public accounting firm is responsible for auditing those financial statements. Management has more time, knowledge and detailed information about the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee will not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent registered public accounting firm’s work.

Compensation Committee

During 2017, the Compensation Committee was comprised of Messrs. Regan, Morse and Hussein. Currently, the Compensation Committee is comprised of Messrs. Regan, Morse and Abendschein, who was appointed to the Compensation Committee upon his appointment to the Board on April 27, 2018. Mr. Hussein served as a member of the Compensation Committee during 2017 and 2018 until his resignation on April 17, 2018. Mr. Regan currently serves as the Compensation Committee Chairman. The Compensation Committee met two times during 2017 and, in addition, the Chairman of the Compensation Committee maintained frequent communication with the other Compensation Committee members as well as the Company’s Non-Executive Chairman, Chief Executive Officer and General Counsel regarding compensation matters. The Board has determined that each member of the Compensation Committee is independent, as defined by the rules of the NYSE and in accordance with the SEACOR Marine Categorical Standards.

Committee Function. The Compensation Committee, among other things:

•	reviews all of the Company’s compensation practices;

•	reviews and makes recommendations to the Board with respect to the compensation of the Chief Executive Officer and the Company’s other executive officers;

•	evaluates officer and director compensation plans, policies and programs;

•	reviews and makes recommendations to the Board for the approval of changes in incentive compensation and equity-based compensation plans; and

•	conducts an annual self-evaluation of its own performance.

The Chairman of the Compensation Committee sets the agenda for meetings of the Compensation Committee with the input from the Company’s executive management. Members of executive management may also attend meetings, if requested. At each meeting, the Compensation Committee has the opportunity to meet in executive session. When the Compensation Committee acts without the approval of the full Board, the Chairman of the Compensation Committee reports the Compensation Committee’s actions regarding compensation to the full Board. The Compensation Committee has the sole authority to retain, obtain the advice of and terminate any compensation consultants, independent legal counsel or other advisors to assist the Compensation Committee in its discharge of its duties and responsibilities, including the evaluation of director or executive officer compensation.

Compensation Committee Interlocks and Insider Participation. None of the current members of the Compensation Committee is or ever was an officer or employee of the Company. During 2017, none of the Company’s executive officers served as a director or member of the compensation committee of any other entity whose executive officers serve on the Board or the Compensation Committee. During 2017, Mr. Hussein served on the Board as the director designated by Carlyle until April 17, 2018 when he resigned.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee did not meet during 2017. The Nominating and Governance Committee is currently comprised of Messrs. Morse and Regan and Ms. Persily. Mr. Hussein served as Chairman of the Committee during 2017 and 2018 until his resignation on April 17, 2018 and Mr. Regan is now the Nominating and Corporate Governance Committee Chairman. The Board has determined that each member of the Nominating and Governance Committee is independent, as defined by the rules of the NYSE and in accordance with the SEACOR Marine Categorical Standards.

8	2018 Proxy Statement

Committee Function. The Nominating and Corporate Governance Committee assists the Board with:

•

identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for election at the Company’s Annual Meeting of Stockholders and to fill vacancies on the Board;

•

developing, recommending and implementing modifications, as appropriate, to the Company’s Corporate Governance Guidelines and Principles and policies and procedures for identifying and reviewing candidates for the Board, including policies and procedures relating to candidates for the Board submitted for consideration by stockholders;

•

reviewing the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

•	reviewing periodically the size of the Board and recommending any appropriate changes;

•	overseeing the evaluation of the Board and management;

•	recommending changes in director compensation; and

•	reviewing, on a regular basis, the overall corporate governance of the Company and recommending to the Board improvements when necessary.

Selection of Nominees for the Board of Directors. To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, the Nominating and Corporate Governance Committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications.

In identifying new director candidates, the Nominating and Corporate Governance Committee seeks advice and names of candidates from Nominating and Corporate Governance Committee members, other members of the board of directors, members of management and other public and private sources. The Nominating and Corporate Governance Committee, in formulating its recommendation of candidates to the board of directors, considers each candidate’s personal qualifications and how such personal qualifications effectively address the then perceived current needs of the Board. Appropriate personal qualifications and criteria for membership on the Board include the following:

•	experience investing in and/or guiding complex businesses as an executive leader or as an investment professional within an industry or area of importance to the Company;

•	proven judgment and competence, substantial accomplishments, and prior or current association with institutions noted for their excellence;

•	complementary professional skills and experience addressing the complex issues facing a multifaceted international organization;

•	an understanding of the Company’s businesses and the environment in which it operates; and

•	diversity as to business experiences, educational and professional backgrounds and ethnicity.

9	2018 Proxy Statement

After the Nominating and Corporate Governance Committee completes its evaluation, it presents its recommendations to the Board for consideration and approval. The Nominating and Corporate Governance Committee has the power to retain outside counsel, director search and recruitment consultants or other experts and will receive from the Company adequate funding, as determined by the Committee, for payment of reasonable compensation to such advisors.

Having evaluated the Board candidates set forth below under Proposal 1 pursuant to these processes and criteria, the Nominating and Corporate Governance Committee recommended, and the Board determined to nominate, each of the incumbent directors named below for re-election.

Stockholder Recommendations. The Nominating and Corporate Governance Committee will consider director candidates suggested by the Company’s stockholders provided that the recommendations are made in accordance with the same procedures required under the By-Laws for nomination of directors by stockholders. For instance, stockholder nominations must comply with the notice provisions described under “Stockholder Proposals for 2019 Annual Meeting” below. Stockholder nominations that comply with these procedures and that meet the criteria outlined therein will receive the same consideration that the Nominating and Corporate Governance Committee’s nominees receive. The Company will report any material change to this procedure in an appropriate filing with the SEC and will make any such changes available promptly on the SEC Filings section of the Company’s website at www.seacormarine.com.

Communications with the Board or Independent Directors

Stockholders or interested parties who wish to communicate with the Board, the Non-Executive Chairman and/or independent directors may do so by writing in care of the Company’s Corporate Secretary, indicating by title or name to whom correspondence should be directed. Correspondence should be sent to: SEACOR Marine Holdings Inc., Attn: Corporate Secretary, 7910 Main Street, 2nd Floor, Houma, Louisiana 70360. The independent directors have established procedures for handling communications from stockholders of the Company and directed the Corporate Secretary to act as their agent in processing any communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees will be forwarded to the Non-Executive Chairman and independent directors. Communications that relate to matters that are within the responsibility of one of the Board committees will be forwarded to the chairperson of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be sent to the appropriate executive. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

The Audit Committee has established procedures for (i) the receipt, retention, and treatment of complaints, reports and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters. These procedures are published on the Company’s website, at www.seacormarine.com, by clicking “Investors,” then “Corporate Governance” and then “Governance Documents” (entitled Procedures for Addressing Complaints). Such complaints, reports or concerns may be communicated to the Company’s General Counsel or the Chairman of the Audit Committee through a toll-free hotline at +1 (844) 359-7729 or through an internet based reporting tool provided by NAVEX Global (www.seacormarine.ethicspoint.com), each available on an anonymous and confidential basis. Complaints received are logged by the General Counsel, communicated to the Chairman of the Audit Committee and investigated, under the supervision of the Audit Committee, by the General Counsel. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), these procedures prohibit the Company from retaliating against any person who, in good faith, submits an accounting or auditing complaint, report or concern or provides assistance in the investigation or resolution of such matters.

10	2018 Proxy Statement

Risk Oversight

The Company’s business, results of operations, financial condition and cash flows can be adversely affected by risk. The management of risk is central to the success of the Company and requires the involvement of the Board, officers, employees, and internal and independent auditors, all of whom are entrusted to develop a balanced and prudent approach to risk.

The Company has developed and implemented operational controls designed to identify and mitigate risk associated with its financial decisions, operations, legal compliance, business development, changing business conditions, cyber-security and information technology systems. The Chief Executive Officer, with the assistance of the Chief Financial Officer, Chief Accounting Officer, General Counsel, Executive Vice Presidents, Senior Vice Presidents, other key executives and external legal counsel, is responsible for, among other risk management measures:

•	implementing measures designed to ensure the highest standard of safety for personnel, the environment, information technology systems and property in performing the Company’s operations;

•	obtaining appropriate insurance coverage; and

•	evaluating and identifying risk related to the Company’s capital structure in light of a rigorous assessment of its business activities.

The Board has reviewed and evaluated, and expects to routinely review and evaluate, the Company’s risk profile to ensure that the measures implemented by the Company are adequate to execute and implement the Company’s strategic objectives. Issues related to risk are regularly discussed by the Chief Executive Officer and the rest of the senior management team with members of the Board both through informal communications, such as e-mail, telephone conference and in-person meetings, and during formal Board meetings. Senior management regularly makes formal presentations to the Board regarding risk management issues at least once per year. Our Non-Executive Chairmen, as well as certain other Board members are intimately familiar with the risks associated with the types of assets managed and owned by the Company and routinely engage in dialogue with the Chief Executive Officer and appropriate members of senior management regarding such risks. In addition, when the Board reviews particular transactions and initiatives that require Board approval, or that otherwise merit Board involvement, the Board generally includes related risk analysis and mitigation plans among the matters addressed with management.

The Audit Committee, together with senior management, works to respond to recommendations from internal and external auditors and supervisory authorities regarding the Company’s compliance with internal controls and procedures, and other factors that could interfere with the successful implementation of the Company’s strategic plan. The Audit Committee also reviews the adequacy of the Company’s risk management policies and procedures and meets privately with company employees and the General Counsel to consider recommendations regarding policies related to risk management. In addition, senior management works closely with the General Counsel to facilitate compliance with foreign and domestic laws and regulations. The General Counsel also reports to the Board on company programs and initiatives that educate employees on these laws, regulations and any updates thereto, and facilitates the Company’s compliance therewith.

The Board believes that senior management’s procedures, combined with Board and Audit Committee oversight, enable the Company to properly and comprehensively assess risk from both an enterprise-wide and divisional perspective, thereby managing and observing the most substantive risks at each level within the Company.

Code of Business Conduct and Ethics

The Board has adopted a set of Corporate Governance Guidelines, a Code of Business Conduct & Ethics and a Supplemental Code of Ethics. A copy of each of these documents, along with the charters of each of the committees described above, is available on the Company’s website at https://ir.seacormarine.com, by clicking “Corporate Governance” then “Governance Documents” and is also available to stockholders in print without charge upon written request to the Company’s Investor Relations Department, 7910 Main Street, 2nd Floor, Houma, Louisiana 70360.

The Corporate Governance Guidelines address areas such as director responsibilities and qualifications, director compensation, management succession, board committees and annual self-evaluation. The Code of Business Conduct & Ethics is applicable to the Company’s directors, officers and employees and the Supplemental Code of Ethics is applicable to the Company’s Chief Executive Officer, the Chief Financial Officer and other senior financial officers. The Company will disclose future amendments to, or waivers from, certain provisions of the Supplemental Code of Ethics on its website within two business days following the date of such amendment or waiver.

11	2018 Proxy Statement

PROPOSAL NO. 1

Election of Directors

The Board has nominated the people listed below for election as directors, each to serve until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Although not anticipated, if any of the nominees becomes unavailable for any reason, the Board in its discretion may designate a substitute nominee. If a stockholder has filled out the accompanying proxy card, that stockholder’s vote will be cast for the substitute nominee.

The following table sets forth information with respect to each nominee for election as a director as of the date of this Proxy Statement:

Name	Age	Position	Director Since
Charles Fabrikant	73	Non-Executive Chairman of the Board	June 2017
John Gellert	48	President, Chief Executive Officer	June 2017
Andrew R. Morse(1)(2)(3)	71	Director	May 2017
R. Christopher Regan(1)(2)(3)	63	Director	May 2017
Evan Behrens	48	Director	June 2017
Robert D. Abendschein(1)	56	Director	April 2018
Julie Persily(2)(3)	52	Director	April 2018

______________________

(1)	Member of the Compensation Committee
(2)	Member of the Nominating and Corporate Governance Committee
(3)	Member of the Audit Committee

Charles Fabrikant has been a member of the Board and has served as Non-Executive Chairman of the Board since June 1, 2017. Mr. Fabrikant is the Executive Chairman of the Board, President and Chief Executive Officer of SEACOR Holdings and has been a director of SEACOR Holdings and several of its subsidiaries since its inception in 1989. Effective February 23, 2015, Mr. Fabrikant was appointed President and Chief Executive Officer of SEACOR Holdings, a position he had resigned from in September 2010 when he was designated Executive Chairman of the Board of SEACOR Holdings. Mr. Fabrikant is a Director of Diamond Offshore Drilling, Inc., a contract oil and gas driller, since January 2004 and Era Group Inc., an international helicopter operator, since January 2013. In addition, he is President of Fabrikant International Corporation, a privately owned corporation engaged in marine investments.

We believe that with over 30 years of experience in the maritime, transportation, investment and environmental industries, and his position as the founder of SEACOR Holdings, Mr. Fabrikant’s broad experience and deep understanding of our business makes him uniquely qualified to serve as Non-Executive Chairman of the Board.

John Gellert has served as our President and Chief Executive Officer and a member of our Board since June 1, 2017. Prior to the Spin-off, Mr. Gellert was the Co-Chief Operating Officer of SEACOR Holdings since February 23, 2015 and from May 2004 to February 2015, Senior Vice President of SEACOR Holdings. In July 2005, Mr. Gellert was appointed President of SEACOR Holdings’ Offshore Marine Services segment, a capacity in which he served until the Spin-off. Since June 1992, when Mr. Gellert joined SEACOR Holdings, until July 2005, he had various financial, analytical, chartering and marketing roles within SEACOR Holdings. In addition, Mr. Gellert is an officer and director of certain Company subsidiaries.

12	2018 Proxy Statement

As our Chief Executive Officer, Mr. Gellert provides valuable insight to the Board on our day-to-day operations. In addition, Mr. Gellert’s long tenure with us allows him to provide valuable insight to the Board about the competitive dynamics of our industry.

Andrew R. Morse has been a member of the Board since his appointment in May 2017. Mr. Morse served on the SEACOR Holdings board of directors from June 1998 to May 2017. Mr. Morse has been a Managing Director and Senior Portfolio Manager of Morse, Towey and White, a wholly-owned wealth management unit of High Tower Advisors Inc., a Chicago based firm of investment advisors since July 31, 2010. In addition, Mr. Morse serves on the Board of Directors and on the Audit Committee of High Tower Advisors Inc. Mr. Morse was a Managing Director and Senior Portfolio Manager of UBS Financial Services, Inc., from October 2001 until July 2010. Mr. Morse was Senior Vice President-Investments of Salomon Smith Barney Inc. of New York, an investment banking firm, and Smith Barney Inc., its predecessor, from March 1993 to October 2001. Mr. Morse sits on numerous philanthropic boards and is Treasurer of the American Committee of the Weizmann Institute of Science and serves on the Management Committee of the Weizmann Institute of Science in Rehovot, Israel. Mr. Morse served as a director of Seabulk International, Inc., both before and following its merger with SEACOR Holdings in July 2005 until March 2006. In December 2015, Mr. Morse became a member of the Board of Managers of KGP Realty, a private residential property management company.

We believe that Mr. Morse’s deep experience in wealth management and corporate finance provides a valuable resource to the Board, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, his finance experience through advising high net worth individuals and investment entities will add a valuable perspective to the Board. In addition, foreign governments have sought his experience on international corporate finance with respect to issues such as complex energy crisis management and other significant matters of public policy related to our business.

R. Christopher Regan has been a member of the Board since his appointment in May 2017. Mr. Regan served on the SEACOR Holdings board of directors from September 7, 2005 to May 2017. Mr. Regan is Co-Founder and, since March 2002, Managing Director, of The Chartis Group, a management consultancy group offering strategic, operational, risk management, governance and compliance advice to U.S. healthcare providers, suppliers and payers. Prior to co-founding The Chartis Group in 2001, Mr. Regan served from March 2001 to December 2001 as President of H-Works, a healthcare management consulting firm and a division of The Advisory Board Company. From January 2000 through December 2000, Mr. Regan served as Senior Vice President of Channelpoint, Inc., a healthcare information services company. Mr. Regan also serves as a Trustee of Hamilton College and Ascension Health Ventures.

We believe that Mr. Regan’s experience providing advice regarding business valuations, risk management, financial governance and compliance adds to the Board’s breadth of experience on these important factors. This experience also provides significant value to the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Evan Behrens has been a member of the Board since June 1, 2017. Mr. Behrens is currently the Managing Member of B Capital Advisors LLC, an investment firm. From May 2009 to May 2017, Mr. Behrens was a Senior Vice President with SEACOR Holdings. Mr. Behrens initially joined SEACOR Holdings in 2008 and managed its involvement in numerous significant investments and transactions. From October 2006 until 2007, Mr. Behrens was a Fund Manager and Partner at Level Global Investors, a New-York based hedge fund. Mr. Behrens currently serves as a board member of Sidewinder Drilling LLC, a landbased oil rig operator. From 2012 to 2017, he was chairman of the board of Trailer Bridge, Inc., a Jones Act container company. Additionally, he served as a board member of Penford Corporation from 2013 to 2015, a board member of Global Marine Systems from 2014 to 2015, and a board member of Continental Insurance Group, Ltd. from 2016 until 2017. He was a founder of Infinity Point (formerly Behrens Rubinoff Capital Partners). Mr. Behrens also served in various positions at Paribas Corporation, Ulysses Management, and SAC Capital Management. Mr. Behrens obtained a B.A. degree from the University of Chicago.

We believe that Mr. Behrens’ experience providing advice regarding business valuations, investment management and mergers and acquisitions adds to the Board’s breadth of experience on these important factors.

13	2018 Proxy Statement

Robert D. Abendschein has been a member of the Board since April 27, 2018. Mr. Abendschein is currently the Chief Operating Officer of Venari Resources, where he is responsible for all deep water exploration, appraisal and development projects. From 2000 through August 2017, Mr. Abendschein held various corporate and executive roles at Anadarko Petroleum (“Anadarko”), including as Vice President of Anadarko’s Deep Water division from 2015 to 2017 and as Vice President of Anadarko’s Exploration and Production Services division from 2013 to 2015. Mr. Abendschein currently serves on the board of directors of Cynthia Woods Mitchell Pavilion as chairman of its trustee committee, and as a member of the board of directors of the National Ocean Industries Association and the Offshore Energy Center, which positions he has held since 2014. Since 2008, Mr. Abendschein has served on the board of directors of United Way of Montgomery County, and since 2014 has served as its chairman. Mr. Abendschein holds a BBS in Petroleum Engineering from Texas A&M University.

We believe that Mr. Abendschein’s industry experience as well as his varied experience serving on multiple boards of directors across a diverse array of sectors will add to the Board’s overall skill set.

Julie Persily has been a member of the Board since April 27, 2018. Since 2013, Ms. Persily has served on the board of directors of CM Finance Inc., a NASDAQ listed company that invests in middle market companies, as a member of its audit, valuation and nominating committees and as chair of its compensation committee, and since 2017 has served on the board of directors of Runway Growth Credit, a business development company that provides secured loans to early stage growth and venture-backed companies in the U.S., as a member of its audit and governance committees. Ms. Persily has a deep breadth of experience in the finance and capital market industries, having held various roles at Citigroup for nearly 10 years, including serving as the co-head of Citigroup’s leveraged finance group for over two years and head of acquisition finance prior thereto. Ms. Persily also formerly served as co-Head of Leveraged Finance and Capital Markets at Nomura Securities. Ms. Persily holds a BA in Economics and Psychology from Columbia College and an MBA in Finance and Accounting from Columbia Business School.

We believe Ms. Persily’s experience in the financial sector, as well as her knowledge and understanding of corporate governance matters, will add to the Board’s deep bench of experience, and will serve as an asset to the Audit and Nominating and Corporate Governance Committees.

Voting. Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. If you do not wish your shares to be voted for any particular nominee, please identify any nominee for whom you “withhold authority” to vote on the enclosed proxy card.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR-NOMINEES NAMED ABOVE.

14	2018 Proxy Statement

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock by all persons (including any “group” as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who were known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock as of April 23, 2018, other than the Company’s executive officers and directors. The following table does not include beneficial ownership of the Company’s Common Stock as a result of the PIPE Issuance and the Exchange as described under “Equity Issuance and Amendment of Carlyle Note.”

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10022	1,172,643	6.60%
Dimensional Fund Advisors LP(2) Building One 6300 Bee Cave Road Austin, TX 78746	1,312,996	7.43%
Royce & Associates, LLC(3) 745 Fifth Avenue New York, NY 10151	1,689,017	9.56%
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	2,924,278	16.50%
Wellington Management Group LLP(5) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	2,008,038	11.36%
Private Management Group, Inc.(6) 15635 Alton Parkway, Suite 400 Irvine, CA 92618	1,076,624	6.09%

______________________

(1)

According to a Schedule 13G filed with the SEC on February 1, 2018 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power with respect to 1,145,374 shares of Common Stock and sole dispositive power with respect to 1,172,643 shares of Common Stock as of December 31, 2017. BlackRock serves as a parent holding company and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,172,643 shares of Common Stock. Various persons have the right to receive, or the power to direct, the receipt of dividends from, or the proceeds from the sale of, such shares of Common Stock. No one person’s interest in such shares of Common Stock is more than 5% of the total Common Stock outstanding. BlackRock Fund Advisors, a subsidiary of BlackRock, is identified in the Schedule 13G as beneficially owning 5% or more of the Common Stock.

(2)

According to a Schedule 13G filed with the SEC on February 9, 2018 by Dimensional Fund Advisors LP (“Dimensional”), Dimensional has sole voting power with respect to 1,271,561 shares of Common Stock and sole dispositive power with respect to 1,312,996 shares of Common Stock as of December 31, 2017. Dimensional is an investment adviser and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the shares of Common Stock owned by the Funds, and may be deemed to be the beneficial owner of the shares of Common Stock held by the Funds. However, all of the Common Stock reported in the Schedule 13G is owned by the Funds and Dimensional disclaims beneficial ownership of all such securities. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Stock held in their respective accounts. No one Fund’s interest in such shares of Common Stock is more than 5% of the total Common Stock outstanding.

(3)

According to a Schedule 13G amendment filed with the SEC on January 23, 2018 by Royce & Associates, LLC (“Royce”), Royce has sole dispositive and sole voting power over 1,689,017 shares of Common Stock as of December 31, 2017. Royce serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,689,017 shares of Common Stock.

(4)

According to a Schedule 13G amendment filed with the SEC on February 14, 2018 by T. Rowe Price Associates, Inc. (“Price Associates”), Price Associates has sole voting power with respect to 617,948 shares of Common Stock and sole dispositive power over 2,924,278 shares of Common Stock as of December 31, 2017. These shares are owned by various individual and institutional investors, for which Price Associates serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 2,924,278 shares of Common Stock; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, the Common Stock. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, the Common Stock, is vested in the individual and institutional clients which Price Associates serves as an investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Not more than 5% of the shares of Common Stock is owned by any one client subject to the investment advice of Price Associates. With respect to the Common Stock owned by any one of the registered investment companies sponsored by Price Associates which it also serves as investment adviser (the “T. Rowe Price Funds”), only the custodian for each of such T. Rowe Price Funds, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the shareholders of each such T. Rowe Price Fund participate proportionately in any dividends and distributions so paid. According to the above-mentioned Schedule 13G amendment, which Price Associates jointly filed with T.Rowe Price Mid-Cap Value Fund, Inc. (“T. Rowe Mid Cap”), T. Rowe Mid-Cap has sole voting power with respect to 1,690,909 shares of Common Stock and has no dispositive power over any shares of Common Stock as of December 31, 2017.

15	2018 Proxy Statement

(5)

According to a Schedule 13G amendment filed with the SEC on February 8, 2018 by Wellington Management Group LLP (“Wellington”), Wellington has shared voting power with respect to 1,460,469 shares of Common Stock and shared dispositive power with respect to 2,008,038 shares of Common Stock as of December 31, 2017. Wellington serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 2,008,038 shares of Common Stock, which are held of record by clients of Wellington. Various persons have the right to receive, or the power to direct, the receipt of dividends from, or the proceeds from the sale of, such shares of Common Stock. No one person’s interest in such shares of Common Stock is more than 5% of the total Common Stock outstanding.

(6)

According to a Schedule 13G filed with the SEC on February 9, 2018 by Private Management Group, Inc. (“Private Management”), Private Management has sole dispositive and sole voting power over 1,076,624 shares of Common Stock as of December 31, 2017. Private Management serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,076,624 shares of Common Stock.

Security Ownership of Management and Directors

The following table sets forth information regarding beneficial ownership of our Common Stock by: (i) each current director and director nominee of the Company; (ii) each named executive officer of the Company (referred to as a “Named Executive Officer” or “NEO” throughout this Proxy Statement) as noted below in the “Compensation Discussion and Analysis”; and (iii) all current directors and executive officers of the Company as a group. Except where otherwise indicated in the footnotes to the table, all beneficial ownership information set forth below is as of April 23, 2018. The following table does not include any beneficial ownership of the Company’s Common Stock as a result of the PIPE Issuance and the Exchange as described under “---Equity Issuance and Amendment of Carlyle Note.”

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class
Directors and Named Executive Officers:
Charles Fabrikant(3)	1,091,789	6.18%
John Gellert(4)	172,878	*
Matthew Cenac(5)	102,734	*
Robert Clemons	11,559	*
Andrew R. Morse(6)	42,990	*
R. Christopher Regan(7)	23,481	*
Evan Behrens(8)	27,151	*
Robert D. Abendschein	-	-
Julie Persily	-	-
All current directors and executive officers as a group (10 individuals)(9)	1,415,214	7.96%

* Represents less than 1.0%

16	2018 Proxy Statement

______________________

*	Less than 1.0%.
(1)	Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o SEACOR Marine Holdings Inc., 7910 Main Street, 2nd Floor, Houma Louisiana 70360.
(2)

The information contained in the table above reflects “beneficial ownership” of Common Stock within the meaning of Rule 13d-3 under the Exchange Act. Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and dispositive power. Beneficial ownership information reflected in the table above includes shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days after April 25, 2018.

(3)

Includes (i) 472,169 shares of Common Stock that are owned directly by Mr. Fabrikant, (ii) 33,400 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 23, 2018, (iii) 350,414 shares of Common Stock owned by Fabrikant International Corporation, of which he is President, (iv) 85,459 shares owned by VSS Holding Corporation, of which he is President and sole stockholder, (v) 12,064 shares owned by the Sara J. Fabrikant 2012 GST Exempt Trust, of which he is a trustee, (vi) 14,906 shares owned by Sara Fabrikant, his wife, (vii) 19,097 shares owned by the Estate of Elaine Fabrikant, over which he is the executor, (viii) 60,324 shares owned by the Charles Fabrikant 2012 GST Exempt Trust, of which his wife is a trustee, (ix) 804 shares owned by the Harlan Saroken 2009 Family Trust, of which his wife is a trustee, (x) 804 shares owned by the Eric Fabrikant 2009 Family Trust, of which his wife is a trustee and (xi) 42,348 shares owned by the Charles Fabrikant 2009 Family Trust, of which he is a trustee.

(4)

Includes (i) 66,887 shares of Common Stock that are owned directly by Mr. Gellert, (ii) 22,030 shares of Common Stock that Mr. Gellert may be deemed to own through his interest in, and control of, JMG Assets, LLC, (iii) 7,595 shares of Common Stock owned by MCG Assets LLC, of which he is the manager and, as such, has the power to direct the voting and disposition of the shares, and of which he disclaims beneficial ownership except to the extent of his pecuniary interest in the shares, (iv) 31,208 shares of Common Stock owned by MEG Assets LLC, of which he is the manager and, as such, has the power to direct the voting and disposition of the shares, and of which he disclaims beneficial ownership except to the extent of his pecuniary interest in the shares, (v) 45,158 shares of Common Stock owned by JMG GST LLC, of which he is the manager. The amount included in the table for Mr. Gellert excludes beneficial ownership of 50,000 shares of Common Stock that JMG GST LLC acquired in the PIPE Issuance.

(5)

Mr. Cenac resigned from his position with the Company effective April 1, 2018. The beneficial ownership amount of Mr. Cenac is shown as of April 1, 2018. The Company is unable to confirm Mr. Cenac’s beneficial ownership.

(6)	Includes 16,700 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 25, 2018.
(7)	Includes 16,700 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 25, 2018.
(8)	Includes 16,700 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 25, 2018.
(9)

The number of shares of our Common Stock owned by all current directors and executive officers includes 83,500 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after April 25, 2018. As noted above, Mr. Cenac resigned from his position with the Company effective April 1, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that each director and executive officer of the Company and each person owning more than 10% of the Common Stock report his or her initial ownership of Common Stock and any subsequent changes in that ownership to the SEC. The Company is required to disclose in this Proxy Statement any failure to file or late filings of such reports with respect to the most recent fiscal year.

Based solely upon a review of copies of forms furnished to the Company or written representations from certain reporting persons that no Form 5s were required for such reporting persons, the Company believes that during the 2017 fiscal year all Section 16(a) filing requirements were satisfied except for a late filing for a report on Form 4 filed by Anthony Weller on February 9, 2018 reporting one transaction from 2017.

17	2018 Proxy Statement

Compensation of Directors

Compensation of Directors

Prior to the Spin-off, the Company’s directors were not directly compensated by the Company for their service on the Board. Shortly following the completion of the Spin-off, the Board approved a director compensation policy for fiscal year 2017. Directors who are also officers of the Company receive no remuneration by reason of such directorship and are not compensated for attending meetings of the Board or standing committees thereof. During 2017, non-employee directors were paid at an annual rate of $50,000 and were eligible to receive additional compensation as deemed appropriate for regular and special Board and committee meetings held in excess of 20 meetings per annum.

The SEACOR Marine Holdings Inc. 2017 Share Incentive Plan (the “Share Incentive Plan”), is administered by the Board or by a committee designated by the Board. In November 2017, the Compensation Committee granted each non-employee director (with the exception of Mr. Fabrikant) 500 shares of Common Stock and 16,700 stock options. Mr. Fabrikant was granted 1,000 shares of Common Stock and 33,400 stock options. The exercise price of the options granted was equal to the fair market value per share of the Company’s Common Stock on the date of grant. The stock options and the shares of Common Stock were fully vested as of the date of grant.

No changes have been made to the director compensation policy for fiscal year 2018.

Non-Employee Director Compensation Table

The following table shows the compensation of the Company’s non-employee directors for the year ended December 31, 2017.

Name	Fees earned or paid in cash(4) ($)	Stock Awards(5)	Option Awards(5) ($)	Total ($)
Charles Fabrikant(6)	50,000	12,500	214,268	276,768
John Gellert(11)	-	-	-	-
Andrew R. Morse(1)(2)(3) (7)	50,000	6,250	107,134	163,384
R. Christopher Regan(1)(2)(3) (8)	50,000	6,250	107,134	163,384
Evan Behrens(9)	50,000	6,250	107,134	163,384
Ferris Hussein(1) (2) (10)	50,000	6,250	107,134	163,384

______________________

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.
(4)

As stated above, beginning on June 1, 2017, non-employee directors were paid at an annual rate of $50,000. Non-employee directors were paid $50,000 during 2017 in respect of the period beginning June 1, 2017 and ending May 31, 2018.

(5)

On November 22, 2017, the Compensation Committee granted each non-employee director (with the exception of Mr. Fabrikant) 500 shares of the Company’s Common Stock and 16,700 fully-vested stock options to acquire shares of the Company’s Common Stock. Mr. Fabrikant was granted 1,000 shares of Common Stock and 33,400 fully-vested stock options. The dollar amount of stock and option awards set forth in this column is equal to the grant date fair value of such stock and option awards calculated in accordance with FASB ASC Topic 718 without regard to forfeitures. Discussion of the policies and assumptions used in the calculation of the compensation cost are set forth in Notes 1 and 14 of the Consolidated Financial Statements in the Company’s 2017 Annual Report on Form 10-K.

(6)	As of December 31, 2017, Mr. Fabrikant had 33,400 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.

18	2018 Proxy Statement

(7)	As of December 31, 2017, Mr. Morse had 16,700 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(8)	As of December 31, 2017, Mr. Regan had 16,700 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(9)	As of December 31, 2017, Mr. Behrens had 16,700 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(10)

As of December 31, 2017, Mr. Hussein had 16,700 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable. On April 17, 2018, Mr. Hussein resigned from the Board.

(11)	Mr. Gellert does not receive any compensation for his service on the Board.

19	2018 Proxy Statement

Executive Compensation

The Company was a wholly-owned subsidiary of SEACOR Holdings until completion of the Spin-off on June 1, 2017. Prior to that time, the cash and equity-based compensation of the Company’s executive officers was determined by SEACOR Holdings’ executive management and compensation committee, subject to approval in certain circumstances by SEACOR Holdings’ full board of directors.

Currently, the Company is an “emerging growth company” and, under the JOBS Act, is exempt from certain executive compensation disclosures otherwise required by Item 402 of Regulation S-K (including the disclosure required to be provided pursuant to a “Compensation, Discussion & Analysis”), as well as from holding say-on-frequency and say-on-pay advisory votes on executive compensation. However, we are providing certain information related to the Company’s 2017 compensation decisions that should be read in conjunction with the compensation tables provided later in this Proxy Statement. This discussion and the compensation tables that follow set forth the compensation of the following “Named Executive Officers” or “NEOs” of the Company:

•	John Gellert, President and Chief Executive Officer;

•	Matthew R. Cenac, former Executive Vice President and Chief Financial Officer; and

•	Robert Clemons, Executive Vice President and Chief Operating Officer.

Mr. Cenac stepped down from his role with the Company effective as of April 1, 2018. Mr. Cenac is currently providing consulting services to the Company for a period of six months following his departure in order to assist the Company with the transition of his duties. In connection with Mr. Cenac’s departure, the Board appointed Jesús Llorca as the Company’s Executive Vice President and Chief Financial Officer, effective April 2, 2018. Mr. Llorca previously served as the Company’s Executive Vice President of Corporate Development since June 1, 2017, and from May 2007 to May 2017 served as a Vice President of SEACOR Holdings.

Compensation Actions in Connection with the Spin-off

In connection with the Spin-off, the compensation committee of SEACOR Holdings took certain actions during 2017 to appropriately address the impact of the Spin-off on SEACOR Holdings’ outstanding equity awards. In general, outstanding stock options to acquire shares of SEACOR Holdings’ common stock were adjusted to preserve the aggregate intrinsic value of such stock options pre and post-Spin-off. In addition, the compensation committee of SEACOR Holdings approved the vesting of SEACOR stock options and SEACOR restricted stock awards held by employees of the Company and individuals who joined the Company following the Spin-off. Each of the Named Executive Officers received 1.007 restricted shares of the Company’s Common Stock for every restricted share of SEACOR Holdings’ common stock held as of the record date for the Spin-off, except for Mr. Cenac, who received 1.007 unrestricted shares of the Company’s Common Stock for every restricted share of SEACOR Holdings’ common stock.

Summary of 2017 Compensation Elements

As a newly public company, certain elements of the compensation paid to the Named Executive Officers reflects the policies and decision making of the compensation committee of SEACOR Holdings. Portions of the compensation paid to our Named Executive Officers during 2017 was paid by SEACOR Holdings directly or paid in respect of services provided to SEACOR Holdings.

20	2018 Proxy Statement

Following the Spin-off, the Company’s Compensation Committee took certain actions and made certain compensation-related decisions that were based on the compensation philosophies and arrangements in place at SEACOR Holdings that the Compensation Committee felt were also appropriate for the Company’s executive officers. For example, the Board adopted the Share Incentive Plan for the purpose of granting equity-based compensation awards. The Compensation Committee also implemented the following executive compensation best practices:

•	Four-Year Vesting of Stock Options. Each NEO’s long-term incentive grant for 2017 was delivered in the form of stock options that vest ratably over four years.

•

No Tax Gross-ups. We do not have any contract or agreement with any NEO that provides for a tax gross-up payment, including those related to change-of-control payments subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.

•

Double-Trigger Vesting. Awards under our Share Incentive Plan contain a so-called “double-trigger” vesting provision, which generally provides that awards will not be accelerated upon a change of control of the Company if (i) an acquiror replaces or substitutes outstanding awards in accordance with the requirements of the Share Incentive Plan and (ii) a participant holding the replacement or substitute award is not involuntarily terminated within two years following the change of control.

•	No Hedging or Pledging By Our NEOs. The Company has adopted prohibitions against hedging and pledging of Company stock.

•	No Change-of-Control Agreements with NEOs. We do not maintain individual change-of-control agreements with our NEOs.

Executive Compensation Philosophy and Objectives

The Compensation Committee’s compensation philosophy is that subjective consideration of the different elements of performance is necessary to provide the flexibility to make appropriate compensation decisions without solely relying on the use of formulas or benchmarking. Consequently, the Compensation Committee believes it is in the Company’s best interest to conduct its own research regarding executive compensation, which includes a review of executive compensation at companies with similar business lines to that of the Company and a review of compensation at other entities that compete with the Company to employ executives with skills and specialties similar to those possessed by the Company’s executives.

Market Information

The Compensation Committee reviews reports on executive compensation trends issued by respected publications, and compiles compensation information through Equilar, proxy statements, compensation-related public disclosures, industry trade journals and other sources. The companies with similar lines of operating business considered in connection with the Compensation Committee’s compensation analysis include Bourbon Corp., Soldstad Farstad ASA, and DO ASA. The Compensation Committee does not target any particular percentile or comparative level of compensation for executive officers. It does, however, assess the general competitiveness of proposed compensation levels.

Independent Compensation Consultant

Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any compensation consultant, as well as any independent legal, financial or other advisors, as it deems necessary. For fiscal year 2017, the Compensation Committee elected to retain Lyons Benenson & Co. (“Lyons Benenson”) as its independent compensation consultant to assist it in reviewing and making recommendations with respect to equity-based compensation awards. Lyons Benenson assisted the Compensation Committee by providing research and analyses related to peer company data and related market practices as they pertain to equity-based compensation awards.

Prior to the retention of Lyons Benenson, the Compensation Committee evaluated Lyons Benenson’s independence from management, taking into consideration all relevant factors, including the six independence factors specified in the NYSE listing rules and applicable SEC requirements. The Compensation Committee concluded that Lyons Benenson is independent and that its work for the Compensation Committee does not raise any conflicts of interest.

21	2018 Proxy Statement

Elements of 2017 Compensation

Annual Base Salary

The annual base salaries paid to the Named Executive Officers during 2017 were originally determined by SEACOR Holdings’ compensation committee. In general, base salary levels reflect the experience and skill required for executing the Company’s business strategy and overseeing its day to day operations. Upon his commencement of employment with the Company, Mr. Cenac’s annual base salary was adjusted to $325,000 in order to account for the additional compensation and benefits he received from SEACOR Holdings in connection with the Spin-off.

Annual Bonus

Given that the Spin-off occurred during the middle of fiscal year 2017, the Compensation Committee did not establish a formal annual bonus program for 2017. As a result, the Company did not pay annual cash bonuses to the named executive officers for 2017. The Compensation Committee is in the process of conducting a holistic review of compensation practices employed by comparable companies in order to assist it in designing and eventually implementing an annual bonus program.

Long-term Incentives

As discussed above, during 2017, the Company adopted the Share Incentive Plan. The Share Incentive Plan authorizes the Compensation Committee to provide equity-based or other incentive-based compensation for the purpose of attracting and retaining the Company and its affiliates’ directors, employees and certain consultants, and providing those directors, employees and consultants with incentive opportunities and rewards for superior performance. The types of awards under the Share Incentive Plan may include stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards.

With the assistance of Lyons Benenson, the Compensation Committee established an equity-based compensation program for 2017 in order to align the interests of senior employees with the Company’s long-term growth. In general, equity grants are made on dates previously established by the Compensation Committee and the Company does not time the release of non-public information for the purpose of affecting the value of equity awards.

In November 2017, the Compensation Committee approved stock option awards to the Named Executive Officers. The stock options vest ratably over four years beginning on November 22, 2018. The Compensation Committee did not approve any other equity awards to the Named Executive Officers during 2017. Pursuant to the applicable award agreements, the stock options vest subject to the executive’s continued employment with the Company on each of the applicable vesting dates, subject to accelerated vested upon the executive’s death, disability, qualified retirement or termination by the Company without “cause”.

In connection with the Spin-Off, each of the Named Executive Officers received 1.007 restricted shares of the Company’s Common Stock for every restricted share of SEACOR Holdings’ common stock held as of the record date for the Spin-off, except for Mr. Cenac, who received 1.007 unrestricted shares of the Company’s Common Stock for every restricted share of SEACOR Holdings’ common stock.

Stock Ownership

Currently, the Company has no formal policy requiring employees to retain vested restricted stock or options, but it prefers that executive officers maintain ownership and considers executive ownership levels when determining compensation packages.

22	2018 Proxy Statement

Clawback Policy

The award agreements applicable to the stock options and restricted stock awards granted to the Named Executive Officers in 2017 provide that the shares of Common Stock underlying such awards are subject to any applicable clawback policy of the Company or other clawback provision(s) as may be required pursuant to any applicable law, government regulation or stock exchange listing.

Policy Against Pledging and Hedging Company Securities

The Company has adopted policies prohibiting hedging and pledging of Company securities by our directors, senior officers and employees.

Retirement Plans

On January 1, 2016, the Company’s eligible U.S. based employees were transferred to the “SEACOR Marine 401(k) Plan,” a new Company sponsored defined contribution plan. The Company currently does not contribute to the SEACOR Marine 401(k) Plan.

23	2018 Proxy Statement

Employment Contracts/Termination of Employment/Change of Control

As mentioned above, the Named Executive Officers do not have employment, pre-established severance or change-of-control agreements with the Company. The award agreements applicable to equity awards granted during fiscal year 2017 do, however, provide for payments to Named Executive Officers upon certain involuntary terminations of employment or upon an involuntary termination of employment following a change in control of the Company. The information in the tables below describes and quantifies certain compensation that would become payable under existing plans and arrangements if a Named Executive Officer’s employment had terminated on December 31, 2017, given the Named Executive Officer’s compensation as of such date and, if applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) savings plan, disability benefits and accrued vacation pay.

Compensation Tables

Summary Compensation Table

The following table sets forth certain compensation information for the Company’s Named Executive Officers in respect of the fiscal years ended December 31, 2017 and 2016.

For 2016, the amounts shown in the Summary Compensation Table reflect amounts paid by SEACOR Holdings to Mr. Gellert and Mr. Clemons in respect of their services to the Company. Because Mr. Cenac did not provide services to the Company prior to the Spin-off (June 1, 2017), no amounts are shown below for his 2016 compensation, and the amounts shown for 2017 reflect the compensation he received following June 1, 2017 in respect of his services to the Company.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)(3)	Total ($)
John Gellert	2017	450,000	—	872,910	962,280	3,423	2,288,613
President and Chief	2016	450,000	—	508,300	170,962	5,828	1,135,090
Executive Officer
Matthew R. Cenac(4)	2017	325,000	—	—	481,140	—	806,140
Former Executive Vice
President and
Chief Financial Officer
Robert Clemons	2017	250,000	—	258,640	481,140	570	900,350
Executive Vice President and Chief Operating Officer	2016	250,000	—	127,075	85,481	1,571	464,127

______________________

(1)

For 2017, the portion of annual base salary that was paid to the Named Executive Officers in respect of the period prior to the Spin-off was paid by SEACOR Holdings. For Mr. Cenac, the amount shown for 2017 relates the annual base salary he received following the Spin-off.

(2)

The dollar amount of restricted stock and stock options set forth in these columns reflects the aggregate grant date fair value of restricted stock and option awards in accordance with the FASB ASC Topic 718 without regard to forfeitures. Discussion of the policies and assumptions used in the calculation of the grant date fair value of the stock options granted during 2017 are set forth in Notes 1 and 14 of the Consolidated Financial Statements included in the Company’s 2017 Annual Report on Form 10-K. The amounts shown under the “Stock Awards” and “Option Awards” columns for Messrs. Gellert and Clemons for 2016, and the amounts shown under the “Stock Awards” column for 2017, reflect the grant date fair value of restricted shares of SEACOR Holdings’ common stock and stock options to acquire shares of SEACOR Holdings’ common stock.

(3)	For 2017, represents interest earned in respect of annual bonus amounts earned but unpaid under SEACOR Holdings’ annual bonus program in accordance with the terms of such program.
(4)	Mr. Cenac resigned from his position with the Company effective April 1, 2018.

24	2018 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End (2017)

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2017, held by the Named Executive Officers.

	Option Awards	Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested(7) ($)
John Gellert	—	150,000	(1)	12.50	11/22/2027	3,016	(2)	35,287
President and	—					6,434	(3)	75,273
Chief Executive Officer	—					9,048	(4)	105,862
						8,043	(5)	94,103
						13,573	(6)	158,804
Matthew Cenac	—	75,000	(1)	12.50	11/22/2017
Former Executive Vice President
and Chief Financial Officer
Robert Clemons	—	75,000	(1)	12.50	11/22/2017	804	(2)	9,407
Executive Vice President and		—				2,010	(3)	23,517
Chief Operating Officer		—				2,714	(4)	31,754
						2,010	(5)	23,517
						4,021	(6)	47,046

______________________

(1)

Options granted on November 22, 2017 vest in four equal installments beginning on November 22, 2018 and ending November 22, 2021, assuming continued employment with the Company, subject to earlier vesting in connection with certain involuntary termination events. In connection with his separation from the Company, Mr. Cenac’s stock options vested as of April 2, 2018.

(2)	Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares vested on March 4, 2018.
(3)

Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares will vest ratably on March 4, 2018 and March 4, 2019, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(4)

Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares will vest ratably on March 4, 2018, March 4, 2019 and March 4, 2020, assuming continued employment or directorship with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(5)

Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares will vest ratably on March 4, 2018, March 4, 2019, March 4, 2020 and March 4, 2021, assuming continued employment or directorship with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(6)

Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares will vest ratably on March 4, 2018, March 4, 2019, March 4, 2020, March 4, 2021 and March 4, 2022, assuming continued employment or directorship with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(7)

The amounts set forth in this column equal the number of shares of restricted stock indicated multiplied by the closing price of the Company’s Common Stock on December 29, 2017 (the last trading day of the year), which was $11.70.

25	2018 Proxy Statement

Potential Payments Upon Death, Disability, Qualified Retirement,
Termination Without Cause or in Connection with a Change of Control

The following table sets forth cash bonus payments and the acceleration of stock options and restricted stock upon the death, disability, qualified retirement, termination without “cause” of the employee, or the occurrence of a “change-in-control” as of December 31, 2017.

Name	Bonus Awards(1) ($)	Option Awards(2) ($)	Stock Awards(3) ($)	Total ($)
John Gellert	63,423	0	469,334	532,757
President and Chief Executive Officer
Matthew Cenac	170,398	0	0	170,398
Former Executive Vice President and Chief Financial Officer
Robert Clemons	10,570	0	135,240	145,810
Executive Vice President and Chief Operating Officer

______________________

(1)

Represents amounts that would become payable to the Named Executive Officer upon the applicable triggering event pursuant to the terms of SEACOR Holdings’ annual bonus program in respect of annual bonus amounts that were earned, but the payment of which was deferred subject to the satisfaction of future service conditions.

(2)

The dollar amount in this column reflects the incremental value of vesting based on the difference between the applicable strike price and the closing price of a share of the Company’s Common Stock on December 29, 2017 (the last trading day of the year), which was $11.70, for unvested options that would accelerate upon the death, disability, qualified retirement or termination without “cause” of the employee, or, assuming no replacement awards were provided, upon the occurrence of a “change in control.” Unvested options to purchase shares of the Company’s Common Stock with strike prices greater than $11.70 were excluded and therefore the amount shown in the table above for all Named Executive Officers is $0.

(3)

The dollar amount in this column reflects the closing price of the Company’s Common Stock on December 29, 2017 (the last trading day of the year), which was $11.70, for unvested shares of the Company’s Common Stock that would accelerate upon the death, disability, qualified retirement or termination without “cause” of the employee, or, assuming no replacement awards were provided, upon the occurrence of a “change in control.” Mr. Gellert and Mr. Clemons received these awards in connection with Spin-off as described above.

Equity Compensation Plan Information

The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2017.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	613,700	$12.50	2,170,000
Equity compensation plans not approved by security holders	—	—	—

26	2018 Proxy Statement

Related Party Transactions

Related Party Transactions Policy

The Company has established a written policy for the review and approval or ratification of transactions with Related Parties (the “Related Party Transactions Policy”) to assist it in reviewing transactions in excess of $120,000 (“Transactions”) involving the Company and its subsidiaries and Related Persons (as defined below). Examples include, among other things, sales, purchases or transfers of real or personal property, use of property or equipment by lease or otherwise, services received or furnished, borrowing or lending (including guarantees), and employment by the Company of an immediate family member of a Related Person or a change in the material terms or conditions of employment of such an individual.

The Related Party Transactions Policy supplements the Company’s other conflict of interest policies set forth in the Company’s Corporate Governance Guidelines, its Code of Business Conduct and Ethics and its other internal procedures. A summary description of the Related Party Transactions Policy is set forth below.

For purposes of the Related Party Transactions Policy, a Related Person includes the Company’s directors, director nominees and members of management since the beginning of the Company’s last fiscal year, beneficial owners of 5% or more of any class of the Company’s voting securities and members of their respective Immediate Family (as defined in the Related Party Transactions Policy), as well as the Company’s affiliates, investees, trusts for the benefit of employees and other parties with which the Company may deal if one party can control or significantly influence the management or operating policies of the Company.

The Related Party Transactions Policy provides that Transactions must be approved or ratified by the Board. The Board has delegated to the Audit Committee the review and, when appropriate, approval or ratification of Transactions. Upon the presentation of a proposed Transaction, the Related Person is excused from participation and voting on the matter. In approving, ratifying or rejecting a Transaction, the Audit Committee will consider such information as it deems important to conclude if the transaction is fair and reasonable to the Company.

Whether a Related Person’s interest in a Transaction is material or not will depend on all facts and circumstances, including whether a reasonable investor would consider the Related Person’s interest in the Transaction important, together with all other available information, in deciding whether to buy, sell or hold the Company’s securities. In administering this policy, the Board or the relevant committee will be entitled (but not required) to rely upon such determinations of materiality by company management.

The following factors are taken into consideration in determining whether to approve or ratify a Transaction with a Related Person:

•	the Related Party’s interest in the Transaction;

•	the approximate dollar value of the Transaction;

•	the approximate dollar value of the amount of the Related Party’s interest in the Transaction;

•	whether the Transaction was undertaken in the ordinary course of business of the Company;

•	whether the Transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to the Company, of the Transaction;

•	required public disclosures, if any; and

•	any other information regarding the Transaction or the Related Party in the context of the proposed Related Transaction that would be material to investors in light of the particular circumstances.

27	2018 Proxy Statement

The following arrangements will not generally give rise to Transactions with a Related Person for purposes of the Related Party Transactions Policy given their nature, size and/or degree of significance to the Company:

•

any employment by the Company of an executive officer of the Company or any of its subsidiaries if the compensation is approved (or recommended to the Board for approval) by the Company’s Compensation Committee.

•	any compensation paid to a director if the compensation is consistent with the Company’s director compensation policies and is required to be reported in the Company’s proxy statement under Item 402.

•

any transaction where the Related Party’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s Common Stock received the same benefit on a pro rata basis (e.g. dividends).

Certain Relationships and Related Transactions

Transactions with SEACOR Holdings

In connection with the Spin-off, the Company entered into certain agreements with SEACOR Holdings that govern the Company’s relationship with SEACOR Holdings following the Spin-off, including a Distribution Agreement, two Transition Services Agreements, an Employee Matters Agreement and a Tax Matters Agreement. The summaries of each of these agreements set forth below are qualified in their entireties by reference to the full text of the applicable agreements.

Distribution Agreement

The Company entered into a distribution agreement with SEACOR Holdings in connection with the Spin-off (the “Distribution Agreement”). The Distribution Agreement sets forth the agreements between the Company and SEACOR Holdings regarding the principal transactions that were necessary to separate the Company from SEACOR Holdings. It also sets forth other agreements that govern certain aspects of the Company’s relationship with SEACOR Holdings following the Spin-off.

In general, neither the Company nor SEACOR Holdings made any representations or warranties regarding the transactions covered by the Distribution Agreement or the respective businesses, assets, liabilities, condition or prospects of SEACOR Holdings or the Company.

Removal of Guarantees and Releases from Liabilities. The Distribution Agreement provides (i) that the Company and SEACOR Holdings use commercially reasonable efforts to cause SEACOR Holdings to be released from any guarantees it has given to third parties on the Company’s behalf, including guarantees of ship construction contracts and letters of credit, (ii) for the Company’s payment to SEACOR Holdings of a 0.5% per annum fee in respect of the aggregate obligations under guarantees provided by SEACOR Holdings on the Company’s behalf that were not released prior to the Spin-off and (iii) for the indemnification of SEACOR Holdings on the Company’s behalf for payments made under any guarantees provided by SEACOR Holdings on the Company’s behalf to third parties that were not released prior to the Spin-off. The Distribution Agreement also provided for the settlement or extinguishment of certain liabilities and other obligations between the Company and SEACOR Holdings, if any. The Company recognized guarantee fees paid to SEACOR Holdings in connection with sale-leaseback arrangements of $0.3 million during 2017, as additional leased-in equipment operating expenses. Guarantee fees paid to SEACOR Holdings for all other obligations recognized as SEACOR Holdings guarantee fees and for 2017 the aggregate amount totaled $0.5 million (including sale-leaseback fees).

Release of Claims. The Company agreed to broad releases pursuant to which the Company released SEACOR and its affiliates, successors and assigns from, and indemnify and hold harmless all such persons against and from, any claims against any of them that arise out of or relate to: (i) the management of the Company’s business and affairs on or prior to the distribution date, (ii) the terms of any agreements or other documents related to the Spin-off or (iii) any other decision made or action taken relating to u the Company or the distribution.

Indemnification. The Company and SEACOR Holdings agreed to indemnify each other and each of the Company’s and SEACOR Holdings’ respective affiliates and representatives, and each of the heirs, executors, successors and assigns of such representatives against certain liabilities in connection with the Spin-off, all liabilities to the extent relating to or arising out of our or their respective business as conducted at any time, and any breach by such company of the Distribution Agreement

28	2018 Proxy Statement

Transition Services Agreements

In connection with the Spin-off, the Company and SEACOR Holdings entered into two separate transition services agreements on an interim basis to help ensure an orderly transition following the Spin-off: (i) the SEACOR Holdings Transition Services Agreement, pursuant to which SEACOR Holdings provides the Company with a number of support services, including information systems support, benefit plan management, cash disbursement support, cash receipt processing and treasury management and (ii) the SEACOR Marine Transition Services Agreement, pursuant to which the Company provides SEACOR Holdings with general payroll services. Under the transition services agreements, the Company and SEACOR Holdings agreed to indemnify one another against certain liabilities. In addition, SEACOR Holdings will provide the Company and/or the Company will provide SEACOR Holdings with such other services as may be agreed to by the Company and SEACOR Holdings in writing from time to time. Neither the Company nor SEACOR Holdings has any obligation to provide additional services.

Under the SEACOR Holdings Transition Services Agreement, SEACOR Holdings provides the Company with the services described above in a manner historically provided to the Company by SEACOR Holdings during the 12 months prior to the date of the agreement, and the Company uses the services for substantially the same purposes and in substantially the same manner as the Company used them during such 12 month period. Under the SEACOR Marine Transition Services Agreement, the Company provides SEACOR Holdings with general payroll services in a manner historically provided to SEACOR Holdings by the Company during the 12 months prior to the date of the agreement, and SEACOR Holdings uses the services for substantially the same purposes and substantially the same manner as SEACOR Marine used them during such 12 month period.

Pursuant to the SEACOR Holdings Transition Services Agreement, the Company is obligated to reimburse SEACOR Holdings up to 50% of the severance and restructuring costs actually incurred by SEACOR Holdings as a result of the Spin-off up to, but not in excess of, $6.0 million (such that the Company shall not be obligated to pay more than $3.0 million). As of December 31, 2017, the Company has reimbursed SEACOR Holdings severance and restructuring costs of $0.7 million recognized as additional administrative and general expenses in the accompanying condensed consolidated statements of loss. Following the completion of the Spin-off, the Company is no longer charged for management fees or shared services allocation for administrative support by SEACOR Holdings; however, the Company continues to be supported by SEACOR Holdings for corporate services for a net fee of $6.3 million per annum pursuant to the Transition Services Agreements with SEACOR Holdings. For the year ended December 31, 2017, the Company incurred fees of $3.3 million for these services that were recognized as additional administrative and general expenses. The fees incurred will decline as the services and functions provided by SEACOR Holdings are terminated and replicated within the Company. During 2017, the Company paid $3,503,333 under the SEACOR Holdings Transition Services Agreement and SEACOR Holdings paid the Company $210,000 under the SEACOR Marine Transition Services Agreement.

Each Transition Services Agreement will continue in effect for up to two years. In the event that the Company defaults under the SEACOR Holdings Transition Services Agreement or SEACOR Holdings defaults under the SEACOR Marine Transition Services Agreement, the non-breaching party may, in addition or as an alternative to terminating the respective agreement, declare immediately due and payable all sums which are payable under such agreement or suspend such agreement and decline to continue to perform any of the obligations thereunder.

Employee Matters Agreement

In connection with the Spin-off, the Company entered into an employee matters agreement with SEACOR Holdings (the “Employee Matters Agreement”). The Employee Matters Agreement allocated liabilities and responsibilities between the Company and SEACOR Holdings relating to employee compensation and benefit plans and programs, including the treatment of retirement and health plans, equity incentive and compensation programs.

In general, the Employee Matters Agreement provided that, following the Spin-off, the Company’s employees will participate in the Company’s equity incentive plans and will cease to participate in SEACOR Holdings’ equity incentive plans with respect to awards granted following the Spin-off. In general, the Company is responsible for the employment and benefit-related obligations and liabilities of the Company’s employees following the Spin-off.

29	2018 Proxy Statement

Tax Matters Agreement

In connection with the Spin-off, the Company and SEACOR Holdings entered into a tax matters agreement (the “Tax Matter Agreement”) that governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters with respect to U.S. federal income taxes for periods during which the Company was part of SEACOR Holdings’ consolidated tax group, after taking into account any tax sharing payments that have already been made, (i) SEACOR Holdings is required to compensate the Company, or alternatively, the Company is required to compensate SEACOR Holdings, for use of any net operating losses, net capital losses or foreign tax credits generated by the operations of the other party as calculated on a separate company basis and utilized in the consolidated tax return and (ii) the Company is required to compensate SEACOR Holdings for any taxable income attributable to the Company’s operations. Taxes relating to or arising out of the failure of the Spin-off to qualify as a tax-free transaction for U.S. federal income tax purposes will be borne by SEACOR Holdings, except, in general, if such failure is attributable to the Company’s action or inaction or SEACOR Holdings’ action or inaction, as the case may be, or any event (or series of events) involving the Company’s assets or stock or the assets or stock of SEACOR Holdings, as the case may be, in which case the resulting liability will be borne in full by the Company or SEACOR Holdings, respectively.

The Company’s obligations under the Tax Matters Agreement are not limited in amount or subject to any cap. Further, even if the Company is not responsible for tax liabilities of SEACOR Holdings and its subsidiaries under the Tax Matters Agreement, the Company nonetheless could be liable under applicable tax law for such liabilities if SEACOR Holdings were to fail to pay them. If the Company is required to pay any liabilities under the circumstances set forth in the Tax Matters Agreement or pursuant to applicable tax law, the amounts may be significant.

The Tax Matters Agreement also contains restrictions on the Company’s ability (and the ability of any member of the Company’s group) to take actions that could cause the Spin-off to fail to qualify as a tax-free transaction for U.S. federal income tax purposes, including entering into, approving or allowing any transaction that results in a sale or other disposition of a substantial portion of the Company’s assets or stock and the liquidation or dissolution of the Company and certain of the Company’s subsidiaries. These restrictions will apply for the two-year period after the Spin-off, unless SEACOR Holdings obtains a private letter ruling from the IRS or an unqualified opinion of a nationally recognized law firm that such action will not cause the distribution to fail to qualify as a tax-free transaction for U.S. federal income tax purposes. Notwithstanding receipt of such ruling or opinion, in the event that such action causes the Spin-off to fail to qualify as a tax-free transaction for U.S. federal income tax purposes, the Company will continue to remain responsible for taxes arising therefrom.

Other Transactions with SEACOR Holdings

The Company provided services of $0.1 million to SEACOR Holdings during the year ended December 31, 2017.

Immediately preceding the Spin-off and pursuant to the Investment Agreement, the Company reimbursed SEACOR Holdings for the final settlement of non-deductible Spin-off related expenses of $3.4 million.

Transactions with Carlyle.

On December 1, 2015, the Company issued $175.0 million aggregate principal amount of its Convertible Notes to investment funds managed and controlled by Carlyle. Interest on the Convertible Notes is payable semi-annually on June 15 and December 15 of each year, commencing June 15, 2016. A description of the Convertible Notes is available in the Company’s 2017 Annual Report on Form 10-K.

Pursuant to the note purchase agreement for the Convertible Notes and the Investment Agreement, the Company must use reasonable best efforts, subject to its directors’ fiduciary duties, to cause a person designated by Carlyle to be appointed as a director on the Board, if Carlyle, solely as a result of the conversion of the Convertible Notes for shares of our Common Stock, collectively owns, continues to own, or would own 10% or more of our outstanding shares of Common Stock. During 2017, Ferris Hussein served on the Board as the director designated by Carlyle until his resignation on April 17, 2018. Carlyle has not exercised this right subsequent to Mr. Hussein’s resignation but retains the right to appoint a Board member. Mr. Hussein has been designated by Carlyle to observe meetings of the Board pursuant to Carlyle’s observer rights under the Convertible Notes. This observation right will terminate at the time Carlyle owns less than $50.0 million in aggregate principal amount of the Convertible Notes or a combination of the Convertible Notes and our Common Stock representing less than 5% of the Company's Common Stock outstanding on a fully diluted basis, assuming the conversion of all of the Convertible Notes held by Carlyle.

30	2018 Proxy Statement

In April 2018, the Company agreed to enter into the following transactions with Carlyle:

●

The Company and Carlyle will exchange $50 million in principal amount of the Convertible Notes for Common Stock (or warrants to purchase an equivalent number of shares of Common Stock at an exercise price of $0.01 per share) at an exchange rate of 37.73 per $1,000 principal amount of the Convertible Notes (equivalent to an exchange price of $26.50) for a total of approximately 1.9 million shares of Common Stock (the “Exchange”); and

●

The Company and Carlyle will amend the $125 million in principal amount of Convertible Notes that will remain outstanding after the Exchange to (i) increase the interest rate from 3.75% per annum to 4.25% per annum and (ii) extend the maturity of the Convertible Notes by 12 months to December 1, 2023.

In addition, Carlyle purchased 750,000 shares of Common Stock in the PIPE Issuance.

Transactions with Others

JMG GST LLC, an entity managed by Mr. Gellert, purchased $1,000,000, or 50,000 shares, of Common Stock in the PIPE Issuance.

Mr. Fabrikant, Mr. Gellert, other members of the Company’s management and board of directors and other unaffiliated individuals indirectly invested in OSV Partners LP LLC (“OSV Partners”) by purchasing interests from two unaffiliated limited partners of OSV Partners who wished to dispose of their interests. As of December 31, 2017, limited liability companies controlled by management and directors of the Company had invested $1.5 million, or 3.9%, and $0.3 million, or 5.0%, in the limited partner interests and preferred interests of OSV Partners, respectively. As of December 31, 2017, the investments of Messrs. Fabrikant and Gellert in such limited liability companies were $0.3 million each, representing 30.4% of such limited liability companies’ membership interests. The Company owns 30.4% and 38.6% in the limited partner interests and preferred interests of OSV Partners, respectively. The general partner of OSV Partners is a joint venture managed by the Company and an unaffiliated third party.

31	2018 Proxy Statement

PROPOSAL NO. 2

Ratification of Appointment of
Independent Registered Public Accounting Firm

The Board recommends that stockholders ratify the appointment of Grant Thornton LLP (“Grant Thornton”), independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2018. The appointment of Grant Thornton was recommended to the Board by its Audit Committee.

On June 9, 2017, the Company with the approval of the Audit Committee of the Company’s Board of Directors, dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017, through June 9, 2017, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as noted below.

The audit reports of EY on the consolidated financial statements of the Company for the fiscal years ended December 31, 2016, and December 31, 2015, in which EY was the Company’s auditor, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the audit for the year ended December 31, 2016, material weaknesses in internal control were identified related to the (i) review and approval of manual journal entries made to the Company’s general ledger and (ii) review and documentation of assumptions, data and calculations used in the Company’s assessment of potential impairments of vessels and other- than-temporary impairments of its equity method investments.

The Company provided EY with a copy of the disclosure set forth in Item 4.01 of the Current Report on Form 8-K that was filed with the SEC on June 15, 2017 (the “Form 8-K”) and requested that EY furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not EY agrees with the statements related to them made by the Company in the Form 8-K. A copy of EY’s letter to the SEC dated June 15, 2017 is attached as Exhibit 16.1 to the Form 8-K and was incorporated by reference to the Company’s 2017 Annual Report on Form 10-K.

On June 9, 2017, upon the recommendation of the Audit Committee, the Company’s Board of Directors authorized the Company to engage Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2017, who were formally engaged on June 12, 2017.

During the fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017 through June 9, 2017, neither the Company nor anyone on its behalf consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Representatives of Grant Thornton will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to stockholder questions after the conclusion of the Annual Meeting.

The affirmative vote of the holders of a majority in voting power of the Common Stock represented in person or by proxy at the Annual Meeting is required to ratify the appointment of Grant Thornton.

32	2018 Proxy Statement

Independent Registered Public Accounting Firm Fee Information

Fees for professional services provided by Grant Thornton LLP for the years ended December 31 were as follows:

	2017(1)	2016(1)
Audit Fees	$898,750	$	N/A
Audit-Related Fees	—		N/A
Tax Fees	—		N/A
All Other Fees	—		N/A
Total	$898,750	$	N/A

Fees for professional services provided by Ernst & Young for the years ended December 31 were as follows:

	2017(1)	2016(1)
Audit Fees	$65,791	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$65,791	$—

(1) Prior to the Spin-off on June 1, 2017, our former parent, SEACOR Holdings, paid all audit, audit-related, tax and other fees of the independent registered public accounting firm. The 2017 fees above include fees allocated by SEACOR Holdings and those paid directly by SEACOR Marine.

Audit Fees represent fees for professional services provided in connection with the audit of the Company’s financial statements, reporting on management’s assertions regarding internal controls over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act, review of the Company’s quarterly financial statements, and services provided in connection with other statutory or regulatory filings. Audit-Related Fees represent fees for professional services provided in consulting on interpretations and application of FASB pronouncements and SEC regulations. Tax Fees represent fees for services in connection with the preparation and filing of tax returns in jurisdictions outside the United States. All Other Fees primarily include labor law certification services provided to the Company’s foreign subsidiaries in accordance with local requirements.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered public accountants. All of the services described in the foregoing table were approved in conformity with the Audit Committee’s pre-approval process.

Pre-approval Policy for Services of Independent Registered Public Accounting Firm. The Audit Committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by the independent registered public accounting firm. In accordance with that policy, the Audit Committee annually reviews and approves a list of specific services and categories of services, including audit, audit related, tax, and other permitted services, for the current or upcoming fiscal year, subject to specified terms and cost levels. Any service not included in the approved list of services or any modification to previously approved services, including changes in fees, must be specifically pre-approved by the Audit Committee. Where proposed additions or modifications relate to tax and all other non-audit services to be provided by the independent registered public accounting firm, the Audit Committee may delegate the responsibility of pre-approval to the Chair of the Audit Committee. To ensure prompt handling of unforeseeable or unexpected matters that arise between Audit Committee meetings, the Audit Committee has delegated authority to its Chair, and/or to such other members of the Audit Committee that the Chair may designate, to review and if appropriate approve in advance, any request by the independent registered public accounting firm to provide tax and/or all other non-audit services.

The Board unanimously recommends a vote FOR ratification of the appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm.

33	2018 Proxy Statement

Audit Committee Report

In connection with the Company’s consolidated financial statements for the year ended December 31, 2017, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•

discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; and

•

received the written disclosures and the letter from Grant Thornton LLP as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with Grant Thornton LLP that firm’s independence.

Based on the review and discussions with the Company’s management and the independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2017 Annual Report, for filing with the SEC.

The foregoing report is respectfully submitted by the members of the Audit Committee at the time of the recommendation.

Andrew R. Morse

R. Christopher Regan

Messrs. Morse and Regan were members of the Audit Committee at the time of the recommendation that the audited financial statements be included in the Company’s 2017 Annual Report, for filing with the SEC and they recommended inclusion of such statements at that time.

The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under those Acts.

34	2018 Proxy Statement

Other Matters

Other Actions at the Annual Meeting

The Board does not intend to present any other matter at the Annual Meeting. The Board has not been informed that any other person intends to present any other matter for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

Annual Report

A copy of the Company’s 2017 Annual Report, accompanies this Proxy Statement and should be read in conjunction herewith.

Stockholder Nomination of Directors

The By-Laws establish an advance notice procedure with regard to the nomination (other than by or at the direction of the Board or a committee thereof) of candidates for election as directors (the “Nomination Procedure”). Only persons who are nominated by the Board, a committee appointed by the Board, or by a stockholder who has complied with the nomination procedures set forth in the By-Laws and provided timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, are eligible for election as directors of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Secretary of the Company at the Company’s principal executive offices not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the previous year’s annual meeting of stockholders (or if there was no such prior annual meeting, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the one hundred twentieth (120th) day prior to the date which represents the second Tuesday in May of the current year); provided, however, that in the event that the date of the annual meeting is more than twenty-five (25) days before or after such anniversary date, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company. The notice must contain (A) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be transacted, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-Laws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting and (iv) any material interest of such stockholder in such business; and (C) as to the stockholder giving the notice on whose behalf the nomination or proposal is made (i) the name and address, as they appear on the Company’s most recent stockholder lists, of the stockholder proposing such proposal, (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or other proposal between or among such stockholder, any affiliate or associate, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder, with respect to shares of stock of the Company, (v) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the stockholder intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. Any stockholder who desires to propose any matter at an annual meeting of stockholders shall, in addition to the aforementioned requirements described in clauses (A) through (C), comply in all material respects with the content and procedural requirements of Rule 14a-8 of Regulation 14A under the Exchange Act, irrespective of whether the Company is then subject to such rule or said act. The presiding officer of the meeting may refuse to acknowledge nomination of any person not made in compliance with the Nomination Procedure.

Although the By-Laws do not empower the Board with the right to approve or disapprove of stockholder nominations for the election of directors or any other business properly brought by the Company’s stockholders at any annual or special meeting, the foregoing Nomination Procedure may nevertheless have the effect of (i) precluding a nomination for the election of directors or precluding the transaction of business at a particular meeting if the proper procedures are not followed, or (ii) deterring a third party from conducting a solicitation of proxies or contest to elect his or its own slate of director nominees or otherwise attempting to obtain control of the Company.

35	2018 Proxy Statement

Stockholder Proposals for the 2019 Annual Meeting

Proposals that stockholders believe should be voted upon at the Company’s Annual Meeting may be eligible for inclusion in the Company’s Proxy Statement. In accordance with the provisions of Rule 14a-8 under the Exchange Act, Stockholder proposals for the 2019 Annual Meeting of Stockholders must be received by the Company on or before December 28, 2018, to be eligible for inclusion in the proxy statement and proxy card relating to the 2019 Annual Meeting of Stockholders, unless the Company determines to hold the meeting more than 30 days before or after the anniversary of the 2018 meeting. Under those circumstances, the Company will issue a public announcement as soon as it determines the meeting date and stockholder proposals will need to be submitted a reasonable time before the Company expects to print the proxy. Any such proposals should be sent via registered, certified or express mail to: Corporate Secretary, SEACOR Marine Holdings Inc., 7910 Main Street,
Houma, Louisiana 70360.

As a separate and distinct matter from proposals under Rule 14a-8, in accordance with Article I, Section 3 of the By-Laws of the Company, in order for business to be properly brought before the next annual meeting by a stockholder, such stockholder must deliver to the Company timely notice thereof. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Corporate Secretary at the principal executive offices of the Company, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the previous year’s annual meeting (or if there was no such prior annual meeting, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the one hundred twentieth (120th) day prior to the date which represents the second Tuesday in May of the current year); provided, however, that in the event that the date of the annual meeting is more than twenty-five (25) days before or after such anniversary date, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

For the Board of Directors,

Andrew H. Everett II
Senior Vice President
General Counsel and Secretary

36	2018 Proxy Statement

Important Voting Information

Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on ratification of the selection of Grant Thornton LLP as auditors for 2018), unless you provide specific instructions by completing and returning the Voting Instruction Form. For your vote to be counted, you now must communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual Meeting.

Your Participation in Voting the Shares You Own is Important

Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the proxy card or Voting Instruction Form to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our Company’s future.

More Information is Available

If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact our Investor Relations Department at InvestorRelations@ckor.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2018

This proxy statement and the 2017 Annual Report are available at https://ir.seacormarine.com/proxy-information

37	2018 Proxy Statement

ANNUAL MEETING OF STOCKHOLDERS OF

SEACOR Marine Holdings Inc.

June 12, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 12, 2018:
The Notice of Meeting, Proxy Statement, Form of Proxy Card and Annual Report are available at https://ir.seacormarine.com/proxy-information

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730000000000000000 5   061218

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Charles Fabrikant
- ○ John Gellert
- ○ Andrew R. Morse
- ○ R. Christopher Regan
- ○ Evan Behrens
- ○ Robert D. Abendschein
- ○ Julie Persily

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the Annual Meeting or any adjournments thereof.

This proxy hereby revokes any proxy heretofore given by the undersigned for the Annual Meeting.

Shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposal 2.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

SEACOR Marine Holdings Inc.

June 12, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until **11:59 PM EST** the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 12, 2018:
The Notice of Meeting, Proxy Statement, Form of Proxy Card and Annual Report are available at https://ir.seacormarine.com/proxy-information

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20730000000000000000 5 061218

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Charles Fabrikant
- ○ John Gellert
- ○ Andrew R. Morse
- ○ R. Christopher Regan
- ○ Evan Behrens
- ○ Robert D. Abendschein
- ○ Julie Persily

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the Annual Meeting or any adjournments thereof.

This proxy hereby revokes any proxy heretofore given by the undersigned for the Annual Meeting.

Shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposal 2.

Signature of Stockholder ________ Date: ______ Signature of Stockholder ________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SEACOR Marine Holdings Inc.

Proxy for Annual Meeting of Stockholders
To be held at
450 Park Avenue, 26th Floor
New York, NY 10022
on June 12, 2018 at 10:00 a.m. Eastern Time

The undersigned hereby appoints and constitutes Messrs. John Gellert, Jesus Llorca and Andrew H. Everett II, and each of them, proxies with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of SEACOR Marine Holdings Inc. ("SEACOR Marine") to be held on June 12, 2018, and at any adjournments or postponements thereof (the "Annual Meeting"), as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEACOR MARINE.

IMPORTANT - This proxy must be signed and dated on the reverse side.

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